Exhibit 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)

Fremont General Corporation	Case Number:	8:08-bk-13421

	Operating Report Number:	9

Debtor	For the Month Ending:	28-Feb-09

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT — MASTER DEMAND ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS (1)		11,314,545

2. LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		11,309,433

3. BEGINNING BALANCE:		5,114

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing	—

Accounts Receivable — Pre-filing	—

General Sales	—

Other (Specify) Transfers from Money Market Acct	874,000

TOTAL RECEIPTS THIS PERIOD:		874,000

5. BALANCE:		879,114

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD

Transfers to Other DIP Accounts (from page 2)		—

Disbursements (from page 2)		874,329

7. ENDING BALANCE:		4,784

8. General Account Number(s):	Well Fargo # xxxxxx1638 (2)

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking

	350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Notes

(1)	Receipts reflected in Master Demand Account include collections prior to the petition date.

(2)	Where indicated by an “x” throughout the MOR, the applicable digit has been hidden to prevent theft or other unauthorized access to the account. The information will be available to parties in interest upon reasonable request.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transferred	Disbursed	Amount
2/4/2009	wire	Barney Northcote	Director fees		$5,833	$5,833
2/4/2009	wire	David S. Depillo	Director fees		5,833	5,833
2/4/2009	wire	Robert Shackleton	Director fees		5,833	5,833
2/4/2009	wire	John Charles Loring	Director fees		5,833	5,833
2/4/2009	wire	Mark Schaffer	Director fees		5,833	5,833
2/4/2009	wire	KPMG Corporate Finance LLC	Professional fees		25,000	25,000
2/4/2009	6000000396	Stephen H. Gordon	Director fees		5,833	5,833
2/11/2009	wire	FTI Consulting	Professional fees		91,344	91,344
2/11/2009	wire	Patton Boggs LLP	Professional fees		115,568	115,568
2/11/2009	wire	Klee, Tuchin, Bogdanoff & Stern LLP	Professional fees		129,746	129,746
2/11/2009	wire	Epstein, Becker, & Green P.C.	Professional fees		162,701	162,701

2/11/2009	6000000397	ADP Pleasanton National Service Center Inc.	A/P vendor payments		215	215
2/11/2009	6000000398	Iron Mountain Records Mgmt Inc	A/P vendor payments		1,444	1,444
2/11/2009	6000000399	LA Fine Arts	A/P vendor payments		330	330
2/11/2009	6000000400	Mellon Investor Services LLC	A/P vendor payments		3,477	3,477
2/11/2009	6000000401	R&R Electric	A/P vendor payments		405	405
2/18/2009	wire	Shareholder.com	A/P vendor payments		885	885
2/18/2009	wire	Klee, Tuchin, Bogdanoff & Stern LLP	Professional fees		117,008	117,008

2/18/2009	6000000402	ADP Pleasanton National Service Center Inc.	A/P vendor payments		12	12
2/18/2009	6000000403	Iron Mountain Records Mgmt Inc	A/P vendor payments		1,015	1,015
2/18/2009	6000000404	West Payment Center	A/P vendor payments		3,483	3,483
2/20/2009	wire	Wells Fargo	Client Analysis Service Charge		2,606	2,606
2/25/2009	wire	Bowne of Los Angeles Inc	A/P vendor payments		755	755
2/25/2009	wire	CRG Partners Group LLC	Professional fees		4,118	4,118
2/25/2009	wire	Weiland, Golden, Smiley, Wang, Ekvall, and Strok LLP	Professional fees		41,379	41,379
2/25/2009	wire	Stutman, Treister, and Glatt PC	Professional fees		135,446	135,446
2/25/2009	6000000405	Iron Mountain Records Mgmt Inc	A/P vendor payments		1,444	1,444
2/25/2009	6000000406	Reed Elsevier Inc.	A/P vendor payments		950	950

			TOTAL DISBURSEMENTS THIS PERIOD:	$ —	$874,329	$874,329

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	2/28/2009	Balance on Statement:	$19,071

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			$—

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

6000000387	1/7/2009	5,833

6000000396	2/4/2009	5,833

6000000397	2/11/2009	215

6000000402	2/18/2009	12

6000000405	2/25/2009	1,444

6000000406	2/25/2009	950

TOTAL OUTSTANDING CHECKS:			$14,287

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$4,784

I. CASH RECEIPTS AND DISBURSEMENTS
B. (COMMERCIAL MONEY MARKET ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR REPORTS	31,716,171

2. LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR REPORTS	4,341,337

3. BEGINNING BALANCE:	27,374,834

4. RECEIPTS DURING CURRENT PERIOD:
Transferred from General Account

Transferred from Overnight Investment Account

Interest Income	2,478

TOTAL RECEIPTS THIS PERIOD:	2,478

5. BALANCE:	27,377,312

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD

Transfers to Other DIP Accounts (from page 5)	874,000

Disbursements (from page 5)	3,257

7. ENDING BALANCE:	26,500,055

8. COMMERCIAL MONEY MARKET ACCOUNT Number(s):	xxxxxx8097

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking

350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

TOTAL DISBURSEMENTS FROM COMMERCIAL MONEY MARKET ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee	Purpose	Transferred	Disbursed	Amount
2/4/2009	wire	Fremont General Corporation	Bank account transfer	$60,000		$60,000
2/11/2009	wire	Fremont General Corporation	Bank account transfer	505,000		505,000
2/18/2009	wire	Fremont General Corporation	Bank account transfer	123,000		123,000
2/20/2009	wire	Wells Fargo	Client Analysis Service Charge		3,257	3,257
2/25/2009	wire	Fremont General Corporation	Bank account transfer	186,000		186,000

			TOTAL DISBURSEMENTS THIS PERIOD:	$874,000	$3,257	$877,257

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COMMERCIAL MONEY MARKET ACCOUNT
BANK RECONCILIATION

Bank statement Date:	2/28/2009	Balance on Statement:	$26,500,055

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$26,500,055

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

	Frequency of Payments		Post-Petition payments
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	not made (Number)	Total Due
—	—	—	—	—

TOTAL DUE:				—

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:	February 28, 2009

Gross Sales Subject to Sales Tax:	—

Total Wages Paid:	—

		Total Post-Petition		Date Delinquent
		Amounts Owing	Amount Delinquent	Amount Due
	Federal Withholding	—	—	N/A

	State Withholding	—	—	N/A

	FICA- Employer’s Share	—	—	N/A

	FICA- Employee’s Share	—	—	N/A

	Federal Unemployment	—	—	N/A

	Sales and Use	—	—	N/A

	Real Property	—	—	N/A

Other:

	TOTAL:	—	—

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD: 2/28/2009
(Provide a copy of monthly account statements for each of the below)

	General Account:		4,784

	Money Market Account:		26,500,055

	Payroll Account:	(1)	N/A

Other Accounts:

Other Monies:

	Petty Cash (from below):		—

TOTAL CASH AVAILABLE:				26,504,839

Petty Cash Transactions:

Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:		N/A	—

(1)	The Debtor’s payroll account has been closed.

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	3,372	—	—

31 - 60 days	615	—	—

61 - 90 days	—		—

91 - 120 days	—		—

Over 120 days	21,273	118,819

TOTAL:	25,260	118,819	—

V. INSURANCE COVERAGE

			Policy Expiration	Premium Paid
Name of Carrier	Insurance Type	Amount of Coverage	Date	Through (Date)
XL Specialty	Directors & Officers	15,000,000	1/01/09-4/01/09	4/1/09
Continental Casualty	Excess D&O	15,000,000	1/01/09-4/01/09	4/1/09
U.S. Specialty	Excess D&O	15,000,000	1/01/09-4/01/09	4/1/09
RSUI Indemnity	Excess D&O	15,000,000	1/01/09-4/01/09	4/1/09
Allied World Natl	Excess D&O	10,000,000	1/01/09-4/01/09	4/1/09
U.S. Specialty	Excess D&O	10,000,000	1/01/09-4/01/09	4/1/09
Liberty Mutual	Excess D&O	10,000,000	1/01/09-4/01/09	4/1/09
Navigators Ins.	Excess D&O	10,000,000	1/01/09-4/01/09	4/1/09
Westchester Surplus	Excess D&O	10,000,000	1/01/09-4/01/09	4/1/09
Platte River	Excess D&O	10,000,000	1/01/09-4/01/09	4/1/09
Scottsdale Ins.	Excess D&O	5,000,000	1/01/09-4/01/09	4/1/09
XL Specialty	Run-off D&O	20,000,000	1/01/07-1/01/14	1/1/14
Continental Casualty	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
RSUI Indemnity	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
New Mkts Undrwrtr	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Platte River	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
St. Paul Mercury	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Liberty Mutual	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Columbia Casualty	Fiduciary Liability	10,000,000	1/01/09-4/01/09	4/1/09
XL Specialty	Excess Fiduciary Liability	10,000,000	1/01/09-4/01/09	4/1/09
U.S. Specialty	Excess Fiduciary Liability	10,000,000	1/01/09-4/01/09	4/1/09
Navigators Ins.	Excess Fiduciary Liability	10,000,000	1/01/09-4/01/09	4/1/09
Allied World Natl	Excess Fiduciary Liability	5,000,000	1/01/09-4/01/09	4/1/09
Westchester Surplus	Excess Fiduciary Liability	5,000,000	1/01/09-4/01/09	4/1/09
XL Specialty	Run-off Fiduciary	15,000,000	1/01/07-1/01/14	1/1/14
Capital Indemnity	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Houston Casualty	Run-off Fiduciary	5,000,000	1/01/07-1/01/14	1/1/14
National Union Fire	Crime Coverage	15,000,000	1/01/09-4/01/09	4/1/09
Zurich American	Excess Crime Coverage	15,000,000	1/01/09-4/01/09	4/1/09
Continental Ins.	Excess Crime Coverage	10,000,000	1/01/09-4/01/09	4/1/09
Federal Insurance	Errors & Omissions	5,000,000	1/01/09-4/01/09	4/1/09
U.S. Specialty	Excess E&O	5,000,000	1/01/09-4/01/09	4/1/09
Federal Insurance	Commercial Automobile	1,000,000	1/01/09-1/01/10	1/1/10
Federal Insurance	Commercial Excess and Umbrella	5,000,000	1/01/09-1/01/10	1/1/10
Great American	Excess Umbrella	20,000,000	1/01/09-1/01/10	1/1/10
Federal Insurance	Commercial Package	14,499,247	1/01/09-1/01/10	1/1/10
State Compensation Fund of CA	Workers Compensation	1,000,000	1/01/09-1/01/10	1/1/10

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

	Total Disbursements				Quarterly Fees Still
Quarterly Period Ending (Date)	(during Quarter)	Quarterly Fees	Date Paid	Amount Paid	Owing
June 30, 2008	0	325	22-Aug-2008	325	—

June 30, 2008	0	1	1-Oct-2008	1	—

September 30, 2008	851,493	4,875	19-Nov-2008	4,875	—

December 31, 2008	3,817,827	10,400	21-Jan-2009	10,400	—

					—

					—

					—

					—

					—

					—

					—

					—

					—

					—

					—

					—

					—

					—

		15,601		15,601	—

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order Authorizing		Gross Compensation
Name of Insider	Compensation	Authorized Gross Compensation	Paid During the Month
No compensation disbursements made to insiders during the period.

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

	Date of Order Authorizing		Amount Paid During the
Name of Insider	Compensation	Description	Month
Robert Shackleton	9/29/08	Director fees	5,833

Mark Schaffer	9/29/08	Director fees	5,833

John Charles Loring	9/29/08	Director fees	5,833

Barney Northcote	9/29/08	Director fees	5,833

David S. Depillo	9/29/08	Director fees	5,833

Stephen H. Gordon	9/29/08	Director fees	5,833

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
	2/28/09	6/19/08-2/28/09
Sales/Revenue:

Net Sales/Revenue	$—	$—

Cost of Goods Sold:

Cost of Goods Sold (COGS)	—	—

Gross Profit	—	—

Other Operating Income (Itemize)	—	—

Operating Expenses:

Payroll — Insiders	—	—

Compensation- regular (intercompany allocation)	104,216	1,264,741

Compensation- group insurance	—	—

Compensation- 401(k)/ESOP/Incentive	629	(1,720,987)

Occupancy	1,015	496,506

Payroll Taxes	—	—

Other Taxes (Itemize)	—	—

Information systems	1,444	23,886

Advertising and promotion		23,635

Telecom	—	2,932

Travel	532	1,243

Printing and supplies	1,370	15,073

Postage		(29,156)

All other	45,260	354,584

Depreciation and Amortization	2,072	18,611

Rent Expense — Real Property		—

Lease Expense — Personal Property	—	—

Insurance	162,302	1,369,326

Miscellaneous Operating Expenses (Itemize)	—	—

Total Operating Expenses	318,840	1,820,394

Net Gain/(Loss) from Operations	(318,840)	(1,820,394)

Non-Operating Income:

Interest Income	2,488	206,290

Net Gain on Sale of Assets (Itemize)	—	—

Other — Equity in Earnings of Subsidiaries	(8,153,181)	161,342,091

Other (Itemize) — SERP	—	(75,276)

Total Non-Operating income	(8,150,693)	161,473,105

Non-Operating Expenses:

Interest Expense (1)	23,914	200,878

Legal and Professional (Itemize) (2)	1,415,057	7,280,748

Other (Itemize)	—	—

Total Non-Operating Expenses	1,438,971	7,481,626

NET INCOME/(LOSS)	$(9,908,504)	$152,171,085

Notes:

(1)	Represents amortization of capitalized debt issuance costs.

(2)	Represents professional fee accruals (estimates) by the Debtor for financial statement (GAAP) purposes.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	$26,504,839

Accounts Receivable	118,819

Intercompany Receivable	2,616,289

Prepaid Expenses	3,186,524

Other (Itemize) — SERP / EBP Accounts & Other Benefit Accounts	11,657,411

Other (Itemize) — Investment — FG Financing	3,092,777

Total Current Assets		47,176,659

Property, Plant, and Equipment	287,014

Accumulated Depreciation/Depletion	(119,085)

Net Property, Plant, and Equipment		167,929

Other Assets (Net of Amortization):

Other (Itemize) — GSOP Merrill Lynch Acct. xxx-37M01	14,911

Investment in Subsidiary	445,925,116

Total Other Assets		445,940,027

TOTAL ASSETS		$493,284,615

LIABILITIES
Post-petition Liabilities:

Accounts Payable	25,260

Accruals (1)	5,175,670

Taxes Payable	—

Professional fees	—

Accrued Interest Payable	—

Other	1,738,341

Total Post-petition Liabilities		6,939,271

Pre-petition Liabilities / Liabilities Subject to Compromise:

Priority Liabilities	—

Unsecured Liabilities (1)	341,481,220

Total Pre-petition Liabilities		341,481,220

TOTAL LIABILITIES		348,420,491

EQUITY:
Pre-petition Owners’ Equity	(17,544,686)

Post-petition Profit/(Loss)	152,171,085

Direct Charges to Equity	10,237,725

TOTAL EQUITY		144,864,124

TOTAL LIABILITIES & EQUITY		$493,284,615

Notes:

(1)	Includes accruals (estimates) by the Debtor for financial statement presentation (GAAP) purposes.

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	X

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:
X

3.	State what progress was made during the reporting period toward filing a plan of reorganization.
There is currently no update on the Debtor’s plan of reorganization.

4.	Describe potential future developments which may have a significant impact on the case:
None

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

	See “Order Granting Motion of Debtor to Approve Stipulation Granting Relief From the Automatic Stay, “ filed and entered on February, 26, 2009 [Docket No. 520].	No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	X

I,
Thea Stuedli, Chief Financial Officer of Fremont General Corporation declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

THEODORE B. STOLMAN (State Bar No. CA 52099)
TStolman@Stutman.com
WHITMAN L. HOLT (State Bar No. CA 238198)
WHolt@Stutman.com
STUTMAN, TREISTER & GLATT, P.C.
1901 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067
Telephone:      (310) 228-5600
Facsimile:        (310) 228-5788
-and-
ROBERT W. JONES (State Bar No. TX 10951200)
RWJones@pattonboggs.com
BRENT R. MCILWAIN (State Bar No. TX 24013140)
BMcIlwain@pattonboggs.com
PATTON BOGGS LLP
2001 Ross Avenue, Suite 3000
Dallas, TX 75201-8001
Telephone:       (214) 758-1500
Facsimile:         (214) 758-1550
Reorganization Counsel for
Debtor and Debtor in Possession
Debtor’s Mailing Address:
2727 East Imperial Highway
Brea, California 92821
UNITED STATES BANKRUPTCY COURT
CENTRAL DISTRICT OF CALIFORNIA
SANTA ANA DIVISION

In re:	§	Case No. 8:08–13421–ES
§
FREMONT GENERAL CORPORATION,	§	CHAPTER 11
a Nevada corporation,	§
	§	ORDER GRANTING MOTION OF
Debtor.	§	DEBTOR TO APPROVE STIPULATION
	§	GRANTING RELIEF FROM THE
Tax I.D. 95-2815260	§	AUTOMATIC STAY
§
§
	§	Hearing
	§	[None Required]
§
§
§

     The Court, having reviewed the Motion of Debtor to Approve Stipulation (the “Motion”), the accompanying Declaration of Donald E. Royer, and the attached Stipulation Granting Relief from Automatic Stay (the “Stipulation”) [ Docket No. 435]; and having reviewed the Lead Plaintiff’s Limited Objection to Debtor’s Motion for Order Granting Relief From The Automatic Stay to Permit CNA Global Specialty Lines to Advance Defense Costs to Certain Individual Defendants filed by the New York State Teachers’ Retirement System (the “Limited Objection”)[ Docket No. 455], and whose requests are implemented below; and it appearing that there is good and sufficient cause to approve the Stipulation; and after due deliberation thereon;
IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:
     1. The Stipulation, a copy of which is attached to the Motion as Exhibit “A,” is approved;
     2. Nothing in this Order and the Stipulation shall constitute a determination that the proceeds of the Fiduciary Liability Policy (No. 287202290) (the “Policy”) issued by CNA Global Specialty Lines are property of the Debtor’s estate and the rights of all parties in interest to assert that the proceeds of the Policy are, or are not, property of the Debtor’s estate are reserved; and
     3. The Motion is GRANTED and the automatic stay is lifted only to the extent it applies to the use of the proceeds of the Policy as contemplated in the Stipulation.
///
///
///

2

Presented by:

/s/ Whitman L. Holt
THEODORE B. STOLMAN
WHITMAN L. HOLT
STUTMAN, TREISTER & GLATT
PROFESSIONAL CORPORATION
– and –
ROBERT W. JONES
BRENT R. MCILWAIN
PATTON BOGGS LLP
Reorganization Counsel for Debtor and Debtor in Possession
###

DATED: February 26, 2009	United States Bankruptcy Judge

3

In re: FREMONT GENERAL CORP.,	CHAPTER 11

Debtor(s).	CASE NUMBER 8:08-bk-13421-ES
NOTE: When using this form to indicate service of a proposed order, DO NOT list any person or entity in Category I.

Proposed orders do not generate an NEF because only orders that have been entered are placed on the CM/ECF docket.
PROOF OF SERVICE OF DOCUMENT
I am over the age of 18 and not a party to this bankruptcy case or adversary proceeding. My business address is: 1901 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.
The foregoing document described [Proposed] ORDER GRANTING MOTION OF DEBTOR TO APPROVE STIPULATION GRANTING RELIEF FROM THE AUTOMATIC STAY will be served or was served (a) on the judge in chambers in the form and manner required by LBR 5005-2(d); and (b) in the manner indicated below:
I. TO BE SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”) — Pursuant to controlling General Order(s) and Local Bankruptcy Rule(s) (“LBR”), the foregoing document will be served by the court via NEF and hyperlink to the document. On                     , I checked the CM/ECF docket for this bankruptcy case or adversary proceeding and determined that the following person(s) are on the Electronic Mail Notice List to receive NEF transmission at the email address(es) indicated below:
     None.
☐ Service information continued on attached page
II. SERVED BY U.S. MAIL OR OVERNIGHT MAIL (indicate method for each person or entity served): On February 10, 2009, I served the following person(s) and/or entity(ies) at the last known address(es) in this bankruptcy case or adversary proceeding by placing a true and correct copy thereof in a sealed envelope in the United States Mail, first class, postage prepaid, and/or with an overnight mail service addressed as follows. Listing the judge here constitutes a declaration that mailing to the judge will be completed no later than 24 hours after the document is filed.
     See following page.
☑ Service information continued on attached page
III. SERVED BY PERSONAL DELIVERY. FACSIMILE TRANSMISSION OR EMAIL (indicate method for each person or entity served): Pursuant to F.R.Civ.P. 5 and/or controlling LBR, on                     I served the following person(s) and/or entity(ies) by personal delivery, or (for those who consented in writing to such service method), by facsimile transmission and/or email as follows. Listing the judge here constitutes a declaration that personal delivery on the judge will be completed no later than 24 hours after the document is filed.
☐ Service information continued on attached page

This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California.

January 2009	F 9013-3.1

In re: FREMONT GENERAL CORP.,	CHAPTER 11

Debtor(s).	CASE NUMBER 8:08-bk-13421-ES
I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.

02/10/2009	Melissa Altamirano	/s/ Melissa Altamirano

Date	Type Name	Signature
SERVICE BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”)
SERVICE BY U.S. MAIL

The Honorable Erithe Smith	Fremont General Corporation
USBC — Central District of California	2727 East Imperial Highway
Ronald Reagan Federal Building and	Brea, CA 92821
United States Courthouse	Attn: General Counsel
411 West Fourth Street, Ste. 5041
Santa Ana, CA 92701-4593

United States Trustee	Fremont Reorganizing Corporation(f/k/a
411 West Fourth Street, Suite 9041	Fremont Investment & Loan)
Santa Ana, CA 92701-4593	2727 East Imperial Highway
Brea, CA 92821
Attn: General Counsel

Attys for Defs Stephen H. Gordon and David S. De Pillo	Attys for Defs Stephen H. Gordon and David S. De Pillo
Steven A. Marenberg, Charles E. Elder	Kerri A. Lyman, Esq.
Irell & Manella LLP	Irell & Manella
1800 Avenue of the Stars, Suite 900	840 Newport Center Drive, Suite 400
Los Angeles, CA 90067-4276	Newport Beach, CA 92660

Bk Attys for NY State Teachers’ Retirement System
Jesse S. Finlayson, Michael R. Williams
Finlayson Augustini & Williams
110 Newport Center Drive, Suite 100
Newport Beach, CA 92660

This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California.

January 2009	F 9013-3.1

In re: FREMONT GENERAL CORP.,	CHAPTER 11

Debtor(s).	CASE NUMBER 8:08-bk-13421-ES
SERVICE BY OVERNIGHT

This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California.

January 2009	F 9013-3.1

In re: FREMONT GENERAL CORP.,	CHAPTER 11

Debtor(s).	CASE NUMBER 8:08-bk-13421-ES
NOTE TO USERS OF THIS FORM:
1) Attach this form to the last page of a proposed Order or Judgment. Do not file as a separate document.
2) The title of the judgment or order and all service information must be filled in by the party lodging the order.
3) Category I. below: The United States trustee and case trustee (if any) will always be in this category.
4) Category II. below: List ONLY addresses for debtor (and attorney), movant (or attorney) and person/entity (or attorney) who filed an opposition to the requested relief. DO NOT list an address if person/entity is listed in category I.
NOTICE OF ENTERED ORDER AND SERVICE LIST
Notice is given by the court that a judgment or order entitled ORDER GRANTING MOTION OF DEBTOR TO APPROVE STIPULATION GRANTING RELIEF FROM THE AUTOMATIC STAY was entered on the date indicated as “Entered” on the first page of this judgment or order and will be served in the manner indicated below:
I. SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”) Pursuant to controlling General Order(s) and Local Bankruptcy Rule(s), the foregoing document was served on the following person(s) by the court via NEF and hyperlink to the judgment or order. As of February 10, 2009, the following person(s) are currently on the Electronic Mail Notice List for this bankruptcy case or adversary proceeding to receive NEF transmission at the email address(es) indicated below.
     See following page.
☑ Service information continued on attached page
II. SERVED BY THE COURT VIA U.S. MAIL: A copy of this notice and a true copy of this judgment or order was sent by U.S. Mail to the following person(s) and/or entity(ies) at the address(es) indicated below:

Fremont General Corporation	Fremont Reorganizing Corporation (f/k/a
2727 East Imperial Highway	Fremont Investment & Loan)
Brea, CA 92821	2727 East Imperial Highway
Attn: General Counsel	Brea, CA 92821
Attn: General Counsel
Service information continued on attached page
III. TO BE SERVED BY THE LODGING PARTY: Within 72 hours after receipt of a copy of this judgment or order which bears an “Entered” stamp, the party lodging the judgment or order will serve a complete copy bearing an “Entered” stamp by U.S. Mail, overnight mail, facsimile transmission or email and file a proof of service of the entered order on the following person(s) and/or entity(ies) at the address(es), facsimile transmission number(s) and/or email address(es) indicated below:
☑ Service information continued on attached page

This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California.

January 2009	F 9021-1.1

In re: FREMONT GENERAL CORP.,	CHAPTER 11

Debtor(s).	CASE NUMBER 8:08-bk-13421-ES
SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”)
Kristen N Beall       kbeall@pattonboggs.com, bmcilwain@pattonboggs.com
Dustin P Branch       dustin.branch@kattenlaw.com
Frank Cadigan       frank.cadigan@usdoj.gov
Jesse S Finlayson       jfinlayson@faw-law.com, wmills@faw-law.com
Matthew Heyn       mheyn@ktbslaw.com
Whitman L Holt      wholt@stutman.com
Mark D Houle       mark.houle@pillsburylaw.com
Michelle Hribar       mhribar@rutan.com
Lewis R Landau       lew@landaunet.com
Kerri A Lyman       klyman@irell.com
Robert S Marticello       Rmarticello@wgllp.com
Sarah D Moyed      moyeds@sec.gov
David L Osias       bcrfilings@allenmatkins.com, dosias@allenmatkins.com
Jonathan Petrus       jpetrus@ktbslaw.com
David M Poitras      dpoitras@jmbm.com
Michael B Reynolds       mreynolds@swlaw.com, kcollins@swlaw.com
Jonathon Shenson       jshenson@ktbslaw.com
Evan D Smiley       esmiley@wgllp.com
Philip E Strok       pstrok@wgllp.com
Samuel J Teele       steele@lowenstein.com
United States Trustee (SA)      ustpregionl6.sa.ecf@usdoj.gov
Alan Z Yudkowsky       ayudkowsky@stroock.com
Scott H Yun       syun@stutman.com

This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California.

January 2009	F 9021-1.1